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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                Pursuant to Section 13 or 15(d) of the Securities
              Exchange Act of 1934 Date of Report (Date of earliest
                        event reported) February 5, 2004

                         FIRST SOUTHERN BANCSHARES, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

         Delaware                    0-25478                     63-1133624
         --------                   ------------                 ----------
(State or other jurisdiction of     (Commission                 (IRS Employer
 Incorporation)                      File Number)            Identification No.)

                 102 South Court Street, Florence, Alabama 35630
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               (Address of principal executive offices) (Zip Code)

                                 (256) 764-7131
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)



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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
         ---------------------------------

(a) Not applicable.
(b) Not applicable.
(c) The following Exhibit is included with this Report:

    Exhibit No.                        Description
    -----------                        -----------
    99.1                               Press Release, dated February 5, 2004

ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION
          ---------------------------------------------

         On February 5, 2004, First Southern Bancshares, Inc. announced its financial results for the quarter and year ended December 31, 2003. The press release announcing the financial results for the quarter and year ended December 31, 2003 is filed as Exhibit 99.1 and incorporated herein by reference.





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                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     FIRST SOUTHERN BANCSHARES, INC.



Dated: February 6, 2004              By:/s/ B. Jack Johnson
       ----------------                 ----------------------------------------
                                         B. Jack Johnson
                                         President and Chief Executive Officer

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EXHIBIT INDEX


Exhibit 99.1                 Press Release, dated February 5, 2004.